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                          CONSENT OF MICHAEL J. SOENEN
                          ----------------------------

            I, Michael J. Soenen, hereby consent to being named as a director designate in the Registration Statement on Form S-4 (File No. 333-84736) of IOS Brands Corporation.



Date: April 29, 2002                            /s/ Michael J. Soenen
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